SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 14, 1998

                              THE TIREX CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                  33-17598-NY                  22-2824362
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

      740 St. Maurice, Suite 201
          Montreal, Quebec                                        H3C 1L5
(Address of principal executive offices)                        (Zip Code)

                                 (514) 878-0727
              (Registrant's telephone number, including area code) (Former name, former address and former fiscal year, if changed since last report)

                                Page 1 of 3 pages

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ITEM 5.  Other Events

      On September 14, 1998, the Company issued the following press release:

FOR IMMEDIATE RELEASE

Contact: John L. Threshie, Jr.
         The Tirex Corporation
         (OTC BULLETIN
         BOARD - "TXMC")
         Tel: (514) 933-2518
         Fax: (514) 933-6368

                 TIREX TO RETAIN BEAUDOIN, HURENS AND ASSOCIATES

          STAGE TWO TEST PHASE TO BE EXTENDED APPROXIMATELY TWO MONTHS

      MONTREAL,  CANADA,  September  14,  1998  -- The  Tirex  Corporation  (OTC
BULLETIN BOARD - "TXMC") announced today that it intends to retain the engineering firm of Beaudoin, Hurens and Associates, Inc. ("BHA"), of Montreal, Canada to prepare and/or finalize all design and engineering drawings, operation and technical manuals, and other documentation respecting Tirex's patented cryogenic tire recycling system (the "TCS-1 Plant"). Tirex's president, Terence
C. Byrne, stated today that BHA's participation should insure Tirex's ability to efficiently and accurately replicate the TCS-1 Plant commercially, as a complete "turnkey" tire recycling system.

      BHA will also make an independent engineering assessment of Tirex's findings from its first and second stage testing of the TCS-1 Plant. This will enable BHA to independently verify and authenticate the requirements for certain modifications which Tirex has identified under continuous testing conditions. All major components of the TCS-1 Plant were successfully tested and were operational on a non-continuous running basis by May 1998. Approximately 85% of the TCS-1 Plant components presently meet all of Tirex's specifications and Tirex intends to begin commercial manufacture of such components by November
1998. However, under continuous operating conditions in the second phase of testing, Tirex found that modifications were required in certain components in order for the TCS-1 Plant to operate fully in accordance with Tirex's specifications. Continuous testing of the Plant components has also enabled Tirex to identify opportunities to increase the TCS-1 Plant's cost and operating efficiency. BHA will assist Tirex in implementing any required or recommended changes and will serve as engineering project manager during what Tirex believes will be the final stage of preparation for full scale commercial operations. Tirex has


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

retained Plasti-Systemes Inc. of Montreal to do all mechanical fabrications required during this final stage of the project. In order to accomplish the foregoing, Tirex will extend the stage two test phase of the TCS-1 Plant. Present estimations for completion of all test procedures and commencement of full scale commercial manufacturing are now projected for mid-November 1998. The cost of all required modifications, including engineering fees, is expected to be $500,000. The Company believes it will have sufficient working capital to complete this stage.

ITEM 7. EXHIBITS

      No Exhibits are being filed with this Report.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE TIREX CORPORATION

Dated: September 17, 1998                    By /s/ Terence C. Byrne
                                                --------------------------------
                                                Terence C. Byrne, President


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